Exhibit 99.1

Behringer Harvard Opportunity REIT I, Inc. 2013 First Quarter Update Northpoint Central, Houston, TX

Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; the availability of cash flow from operating activities for capital expenditures; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to refinance or extend our debt as it comes due or a failure to satisfy the conditions and requirements of that debt; the need to invest additional equity in connection with debt financings as a result of reduced asset values and requirements to reduce overall leverage; future increases in interest rates; our ability to raise capital in the future by issuing additional equity or debt securities, selling our assets or otherwise; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; impairment charges; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business or our assets; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission.

Agenda Noteworthy Events Financial Review Portfolio Updates Questions Lodge & Spa at Cordillera, Edwards, CO

Noteworthy Items Chase Park Plaza, St. Louis, MO Short sale of Becket House Contract price was $19.7 million All debt was non-recourse No further liability related to this asset Rio Salado under contract for sale Contract price is $9.3 million Expect to close in late-May Proceeds will be used to increase the REIT’s cash position and invest in existing assets

SOLD
12600 Whitewater


SOLD
GrandMarc at the Corner


SOLD
2603 Augusta


SOLD
Crossroads


SOLD
GrandMarc at Westberry Place


SOLD
Regency Center


SOLD
Santa Clara Tech Center


SOLD
Tanglewood at Voss


SOLD
5000 South Bowen


SOLD
Bent Tree Green


SOLD
Becket House


Under Contract
Rio Salado Business Center


Frisco Square


Chase Park Plaza Hotel


Northpoint Central


Central European Portfolio


Royal Island


Northborough Tower


The Lodge & Spa at Cordillera


Las Colinas Commons


Alexan Black Mountain

BEHRINGER HARVARD
OPPORTUNITY REIT I, INC.

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© 2013 Behringer Harvard

Debt Schedule

(in thousands)

	March 31, 2013	March 31, 2012	Interest Rate	Maturity Date
Consolidated Debt				
Chase Park Plaza Hotel and Chase - The Private Residences	$ 49,061	$ 55,316	30-day LIBOR + 6.75%[1][2]	12/09/14
Frisco Square loans	31,567	48,451	30-day LIBOR + 3%[1]	02/01/18
Las Colinas Commons [3]	11,785		5.15%	05/09/17
Northborough Tower	19,978	20,464	5.67%	01/11/16
Northpoint Central [3]	15,982		5.15%	05/09/17
Royal Island	10,686	5,877	15.00%	10/10/16
Becket House [4]	-	24,860		12/31/2012
Bent Tree Green	-	6,459		Fully repaid 10/16/12 at sale of property
Rio Salado	-	2,390		Fully repaid 10/26/2012
Santa Clara 700/750 Joint Venture	-	25,000		Fully repaid 5/18/12 at sale of property
Senior Secured Credit Facility	-	37,462		Fully repaid 5/9/12
Tanglewood at Voss	-	38,613		Fully repaid 5/29/12 at sale of property
	$ 139,059	$264,892		
Debt for Assets Held for Sale				
Becket House [4]	$ 23,847	$ -		12/31/2012
Unconsolidated Debt (100%)				
Central Europe Joint Venture [5]	$ 80,176	$ 86,875		Various

(1) 30-day London Interbank Offer Rate ("LIBOR") was 0.204% at March 31, 2013.

(2) Interest subject to a floor of 0.75%

(3) Bowen Road, Las Colinas and Northpoint served as collateral for the Senior Secured Credit Facility

(4) Debt balance of £15,700 at an exchange rate of 1.52 and £15,550 at an exchange rate of 1.60 at March 31, 2013 and 2012, respectively

(5) 100% of the joint venture debt balance of €62,560 at an exchange rate of 1.28 and €65,134 at an exchange rate of 1.33 at March 31, 2013 and 2012, respectively

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© 2013 Behringer Harvard

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Central Europe Joint Venture Debt Balances as of March 31, 2013 % of Total Lender Maturity Date Outstanding Balance in Euros US Dollar Equivalent (1) 2 loans 29.8% IRBC Forbearance € 18,667,345 $ 23,924,069 3 loans 16.5% HSBC 5/31/2013 € 10,306,766 $ 13,209,151 1 loan 4.0% CSOB 6/30/2013 € 2,524,538 $ 3,235,448 1 loan 0.9% K&H Bank 10/31/2013 € 551,777 $ 707,157 1 loan 3.4% Unicredit 12/31/2013 € 2,139,750 $ 2,742,304 1 loan 4.3% Unicredit 3/31/2013 (2) € 2,693,315 $ 3,451,753 Total matured or maturing debt € 36,883,491 $ 47,269,882 2 loans 21.1% HSBC 3/31/2016 € 13,204,494 $ 16,922,880 2 loans 19.9% CSOB 12/31/2016 € 12,471,613 $ 15,983,619 Total 100.0% € 62,559,598 $ 80,176,381 (1) The exchange rate for Euros was 1.28 as of March 31, 2013 (2) Effective April 1, 2013, the loan was extended to September 30, 2017

Financial Review Debt Cash position Expected uses of cash Reinvest in our existing portfolio to stabilize assets Lower REIT’s overall indebtedness (in millions) Mar. 31, 2013 Dec. 31, 2012 Cash and cash equivalents $30.1 $34.8 Restricted cash 6.5 5.8 Total $36.6 $40.6 (in millions) Mar. 31, 2013 Dec. 31, 2012 Total debt obligations $162.9 $165.7 Total liabilities $191.8 $192.9 Central Europe Portfolio

Frisco Square Frisco (Dallas), Texas Office Occupancy was 92% in Q1 Additional leases are being negotiated Retail Occupancy was 82% in Q1 Interest from prospective tenants as a result of active marketing activities Multifamily Occupancy was 93% in Q1 Marketing land parcels One parcel under contract to office developer Negotiating a purchase and sale agreement on a second parcel Frisco Square, Frisco, TX

Chase Park Plaza St. Louis, Missouri Beginning to see positive impacts from recent management change Improved Q1 performance compared with last year Revenues: +10% Occupancy: +6 percentage points RevPAR: +12% NOI: swung to positive 2013 focus is to increase revenue and streamline operating expenses Chase Park Plaza, St. Louis, MO

Las Colinas Commons Irving (Dallas), TX Top priority is leasing Met Life space Current lease expires November 2013 Met Life acquired by Green Tree In final discussions with Green Tree on 5-year lease renewal Continuing to market Met Life space Las Colinas Commons, Irving, TX

Strategy Review Maximize liquidity for operating needs and reinvestment in existing portfolio assets Re-tenant and reposition our existing properties Refinance and extend debt maturities Sell assets in an orderly manner Some development projects likely to remain in portfolio for a few more years to increase ultimate value Northborough Tower, Houston, TX